                                                                      Exhibit 19
                                                                      ----------

                               POWER OF ATTORNEY
                               -----------------

       The undersigned officer and/or trustee of Magna Funds hereby constitutes Barry Hartstone and Robert A. Bonelli, and each of them singly, his true and lawful attorneys, with full power to them and each of them to sign for him, in his name and in his capacity as an officer and/or trustee of the Magna Funds, a Massachusetts business trust, under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do all such things in his name and in his behalf to enable Magna Funds to comply with the provisions of the Securities Act of 1933, the Investment Company Act of 1940, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorneys to any and all registration statements and amendments thereto.

       Witness my hand this 17th day of December 1996.



                                            /s/ ROBERT E. SAUR
                                            ------------------
                                            Robert E. Saur,
                                            Trustee

                               POWER OF ATTORNEY
                               -----------------

       The undersigned officer and/or trustee of Magna Funds hereby constitutes Barry Hartstone and Robert A. Bonelli, and each of them singly, his true and lawful attorneys, with full power to them and each of them to sign for him, in his name and in his capacity as an officer and/or trustee of the Magna Funds, a Massachusetts business trust, under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do all such things in his name and in his behalf to enable Magna Funds to comply with the provisions of the Securities Act of 1933, the Investment Company Act of 1940, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorneys to any and all registration statements and amendments thereto.

       Witness my hand this 15th day of December 1996.



                                            /s/ EARL E. LAZERSON
                                            --------------------
                                            Earl E. Lazerson,
                                            Trustee

                               POWER OF ATTORNEY
                               -----------------

     The undersigned officer and/or trustee of Magna Funds hereby constitutes Barry Hartstone and Robert A. Bonelli, and each of them singly, his true and lawful attorneys, with full power to them and each of them to sign for him, in his name and in his capacity as an officer and/or trustee of the Magna Funds, a Massachusetts business trust, under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do all such things in his name and in his behalf to enable Magna Funds to comply with the provisions of the Securities Act of 1933, the Investment Company Act of 1940, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorneys to any and all registration statements and amendments thereto.

     Witness my hand this 17th day of December 1996.



                              /s/ HARRY R. MAIER
                              ---------------------------------------
                              Harry R. Maier,
                              Trustee

                               POWER OF ATTORNEY
                               -----------------

     The undersigned officer and/or trustee of Magna Funds hereby constitutes Barry Hartstone and Robert A. Bonelli, and each of them singly, his true and lawful attorneys, with full power to them and each of them to sign for him, in his name and in his capacity as an officer and/or trustee of the Magna Funds, a Massachusetts business trust, under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do all such things in his name and in his behalf to enable Magna Funds to comply with the provisions of the Securities Act of 1933, the Investment Company Act of 1940, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorneys to any and all registration statements and amendments thereto.

     Witness my hand this 16th day of December 1996.



                                /S/ NEIL SEITZ
                                -----------------------------------
                                Neil Seitz,
                                Trustee